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Exhibit 10.31



                           SIXTH AMENDMENT AND CONSENT
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT AND CONSENT, dated as of March 14, 2001, (this "Amendment") to FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 31, 1999, as amended pursuant to that certain First Amendment to the Fifth Amended and Restated Credit Agreement, dated as of March 24, 2000, as further amended pursuant to that certain Second Amendment and Waiver to Fifth Amended and Restated Credit Agreement, dated as of October 26, 2000, as further amended pursuant to that certain Third Amendment to Fifth Amended and Restated Credit Agreement and Commitment for Subfacility Amendment to Fifth Amended and Restated Credit Agreement, dated as of December 15, 2000, as further amended pursuant to that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 23, 2001, and as further amended pursuant to that certain Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated as of February 20, 2001 (as so amended, the "Current Credit Agreement", and, as the same may be further amended, from time to time, the "Credit Agreement") by and between NCO GROUP, INC., a Pennsylvania corporation, THE LENDERS LISTED ON THE SIGNATURE PAGES HERETO, MELLON BANK, N.A., a national banking association for itself and as Administrative Agent and Collateral Agent for the Issuer, and the other Lenders. Capitalized terms used in this Amendment are used as defined in the Credit Agreement unless otherwise defined herein.

         WHEREAS, the Borrower has notified the Lenders of its desire to issue unsecured, convertible, subordinated notes in an amount not to exceed $175,000,000 (the "Subordinated Notes");

         WHEREAS, the Borrower has requested that the Lenders (i) amend the Current Credit Agreement to increase the maximum Indebtedness permitted under subordinated notes from $150,000,000 to $175,000,000, and (ii) consent to the issuance of the Subordinated Notes on the terms described herein; and

         WHEREAS, the Lenders are willing to provide for the amendment and consent requested by the Borrower on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the Borrower and the Lenders agree as follows:

         1. Amendments to Credit Agreement. The Current Credit Agreement is amended in each of the following respects.






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            a. Increased Amount. Paragraph (i) of Section 6.3 of the Current
Credit Agreement is amended by replacing "$150,000,000" in the first line thereof with "$175,000,000".


            b. Designated Senior Indebtedness Legend. The Current Credit Agreement is amended by adding a legend thereto saying the following:

               "ALL OBLIGATIONS HEREUNDER CONSTITUTE DESIGNATED SENIOR INDEBTEDNESS WITHIN THE MEANING OF ANY INDENTURES RESPECTING SUBORDINATED INDEBTEDNESS OF THE COMPANY".

            c. Additional Event of Default. Paragraph (n) of Section 7.1 of the Current Credit Agreement (Events of Default) is amended in its entirety to read as follows:

               "(n) A Change of Management shall have occurred; or a "Change of Control" (as such term is defined in any Indenture that the Company has entered into or may enter into, with respect to subordinated Indebtedness) shall have occurred".

         2. Consent. In accordance with Section 6.3(i) of the Credit Agreement, as hereby amended, the Administrative Agent and the Majority Lenders hereby consent to the issuance by the Borrower of Subordinated Notes on substantially the terms set forth in the draft Indenture distributed to the Lenders concurrently herewith naming Bankers Trust as Trustee, delivered to the Lenders prior to the date hereof, or any subsequent Indenture with similar terms issued within six months of the date hereof, in each case, with such revisions thereto as are approved by the Administrative Agent.


         3. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

            a. Credit Agreement. Each of the representations and warranties contained in the Credit Agreement is accurate on and as of the date hereof.


            b. No Defaults. As of the date hereof, no Default or Event of Default exists.


         4. Continuing Effectiveness of Credit Agreement and Other Loan Documents. Subject to the amendments provided herein, the Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified.


         5. Effectiveness. This Amendment shall be effective when the Borrower, the Majority Lenders, the Administrative Agent and the Collateral Agent have executed a counterpart hereto.






                                       -2-
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         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one instrument. A facsimile of a signed counterpart shall be deemed to be an original for all purposes.







                        [Signatures begin on next page.]


















                                       -3-


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           NCO GROUP, INC.



                                           By: _________________________________
                                               Michael J. Barrist,
                                               as President



























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                          MELLON BANK, N.A.,
                                          for itself and as Administrative Agent
                                          and as Collateral Agent



                                          By:___________________________________
                                             Liam M. Brickley
                                             Vice President
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                  PNC BANK, NATIONAL ASSOCIATION



                                                  By:___________________________
                                                       Name:
                                                       Title:




























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                  BANK OF AMERICA, N.A.



                                                  By:___________________________
                                                       Name:
                                                       Title:





























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                  FIRST UNION NATIONAL BANK



                                                  By:___________________________
                                                      Name:
                                                      Title:
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                  SUNTRUST BANK



                                                  By:___________________________
                                                       Name:
                                                       Title:





























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                  UNION BANK OF CALIFORNIA, N.A.



                                                  By:___________________________
                                                      Name:
                                                     Title:





























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                              NATIONAL CITY BANK OF PENNSYLVANIA



                                              By:_______________________________
                                                   Name:
                                                   Title:

























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                              SUMMIT BANK



                                              By:_______________________________
                                                   Name:
                                                   Title:
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                      PROVIDENT BANK OF MARYLAND



                                                      By:_______________________
                                                          Name:
                                                          Title:





























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 MANUFACTURERS AND TRADERS TRUST
                                                 COMPANY



                                                 By:____________________________
                                                      Name:
                                                      Title:






















                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 FLEET NATIONAL BANK



                                                 By:____________________________
                                                      Name:
                                                      Title:


























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 CITIZENS BANK OF MASSACHUSETTS



                                                 By:____________________________
                                                      Name:
                                                      Title:
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 CHEVY CHASE BANK, F.S.B.



                                                 By:____________________________
                                                       Name:
                                                       Title:
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 IBM CREDIT CORPORATION



                                                 By:____________________________
                                                       Name:
                                                       Title:
























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 BANK AUSTRIA CREDITANSTALDT
                                                 CORPORATE FINANCE, INC.



                                                 By:____________________________
                                                       Name:
                                                       Title:



                                                 By:____________________________
                                                       Name:
                                                       Title:





















                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                                 FIRSTAR BANK, N.A.



                                                 By:____________________________
                                                      Name:
                                                      Title:






























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement

                                    EXHIBIT A
                               Offering Memorandum


                                  See attached.





























                        Signature Page to Sixth Amendment
                       and Consent to NCO Credit Agreement